UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[x]     Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]     Definitive Information Statement


                           BLACKFOOT ENTERPRISES, INC.
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.

        1)    Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

        2)    Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

        4)    Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

        5)    Total fee paid:
                             ---------------------------------------------------

[ ]     Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:
                                     -------------------------------------------

        2)    Form, Schedule or Registration Statement No.:
                                                           ---------------------

        3)    Filing Party:
                           -----------------------------------------------------

        4)    Date Filed:
                         -------------------------------------------------------

                           BLACKFOOT ENTERPRISES, INC.
                      6767 WEST TROPICANA AVENUE, SUITE 207
                             LAS VEGAS, NEVADA 89103

       NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

Dear Shareholders:

         We are writing to advise you that Blackfoot Enterprises, Inc., a Nevada corporation ("Blackfoot"), has entered into a Share Exchange Agreement (the "Exchange Agreement") with Tower Tech Systems, Inc. ("Tower Tech"), a privately held Wisconsin corporation based in Manitowoc, Wisconsin, to acquire Tower Tech as a wholly-owned subsidiary (the "Acquisition"). The Acquisition is to be accomplished after we increase our authorized capital stock (the "Capital Stock Increase") and authorize changing our name to Tower Tech Holdings Inc. (the "Name Change"). We will issue 25,250,000 shares of our restricted common stock to the shareholders of Tower Tech in exchange for 100% of the issued and outstanding shares of common stock.

         The Acquisition, the Capital Stock Increase, and the Name Change were approved on November 18, 2005 by the unanimous written consent of our Board of Directors. In addition, we received the written consent of the holders of a majority of our outstanding common stock to approve the Acquisition, the Capital Stock Increase and the Name Change, in accordance with the relevant sections of the Nevada Revised Statutes.

         The Capital Stock Increase and Name Change will not be effective until the Certificate of Amendment is filed with the Nevada Secretary of State. We intend to file this document 20 calendar days after this information statement is first mailed to our shareholders.

         No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934, as amended. This information statement is being mailed to you on or about January __, 2006.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. COMPLETION OF THE ACQUISITION TRANSACTION WILL RESULT IN A CHANGE IN CONTROL BY TOWER TECH AND AN ASSUMPTION OF TOWER TECH'S ASSETS, LIABILITIES AND OPERATIONS.

         PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE ACQUISITION, THE CAPITAL STOCK INCREASE AND THE NAME CHANGE. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.


By order of the Board of Directors,

/s/ JOHANN RATH
--------------------------------------
Johann Rath, President

Las Vegas, Nevada
January __, 2006

                           BLACKFOOT ENTERPRISES, INC.

                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                      OUR BOARD OF DIRECTORS AND HOLDERS OF
                         A MAJORITY OF OUR COMMON STOCK

         We are furnishing this information statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock, on December 21, 2005, in accordance with the relevant sections of the Nevada Revised Statutes.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This information statement is being mailed on or about January __, 2006 to shareholders of record on December 21, 2005. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

         We have asked brokers and other custodians, nominees and fiduciaries to forward this information statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

         PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE ACQUISITION, THE CAPITAL STOCK INCREASE AND THE NAME CHANGE. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

                    GENERAL DESCRIPTION OF CORPORATE ACTIONS

         On November 18, 2005, our Board of Directors unanimously approved (i) entering into the Exchange Agreement with Tower Tech, (ii) the Capital Stock Increase, and (iii) the Name Change. On December 21, 2005, we received the written consent of the holders of a majority of our outstanding common stock to approve the Acquisition, the Capital Stock Increase and the Name Change. The full text of the Certificate of Amendment to Articles of Incorporation to effectuate the Capital Stock Increase and Name Change is attached hereto as Exhibit A.

PURPOSE OF THE ACQUISITION

         Our Board of Directors believes it is desirable to enter into the Exchange Agreement with Tower Tech. We believe that the acquisition of Tower Tech will increase the total value of our company to our shareholders. For further information regarding the Acquisition, refer to "Summary Term Sheet" below.




Blackfoot Enterprises, Inc. Information Statement - Page 1

EFFECT OF THE ACQUISITION

         The Acquisition will result in a change-in-control by Tower Tech and its shareholders and the assumption of Tower Tech's operations and liabilities.

SHAREHOLDER VOTE REQUIRED TO EFFECTUATE THE ACQUISITION

         Because the contemplated Acquisition is to be accomplished through the exchange of shares with Blackfoot being the acquiring corporation, a vote by our shareholders is not required by the Nevada Revised Statutes.
 However, shareholder vote is required for the Capital Stock Increase and the Name Change. Accordingly, we obtained the written consent of the holders of a majority of our common stock.

EFFECTIVE DATE OF THE ACQUISITION

         Under applicable federal securities laws, the Acquisition cannot be effective until at least 20 calendar days after this information statement is first mailed to shareholders. The Certificate of Amendment to the Articles of Incorporation effecting the Capital Stock Increase and Name Change will become effective upon its filing with the Nevada Secretary of State. It is anticipated that the foregoing will take place 20 calendar days after this information statement is first mailed to our shareholders. Once the Certificate of Amendment is filed, Blackfoot will be able to issue the shares to the Tower Tech shareholders and effect the Acquisition.

DISSENTERS' RIGHTS OF APPRAISAL

         You are not entitled to any dissenters' rights of appraisal with respect to the Acquisition.

PURPOSE OF THE CAPITAL STOCK INCREASE

         At present, our authorized capital stock consists of 25,000,000 shares of common stock, of which 9,750,000 shares are issued and outstanding. To effect the Acquisition we must issue 25,250,000 shares of common stock. Accordingly, we are increasing the number of authorized shares of common stock to 100,000,000 and also authorizing 10,000,000 shares of preferred stock. We believe that this will be sufficient for future growth of the company.

DISSENTERS' RIGHTS OF APPRAISAL

         You will not be entitled to dissenters' rights with respect to the Capital Stock Increase.

PURPOSE OF THE NAME CHANGE

         Our Board of Directors believes it is desirable to change our name to "Tower Tech Holdings Inc." to more accurately reflect our new business operations pursuant to the Acquisition.

EFFECT OF THE NAME CHANGE

         The Name Change will not have any effect on the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Blackfoot Enterprises, Inc." will continue to be valid and represent shares of "Tower Tech Holdings Inc." In the future, new



Blackfoot Enterprises, Inc. Information Statement - Page 2 stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates. The Name Change will be reflected by book-entry. For those shareholders that hold physical certificates, please do not destroy or send to us your common stock certificates. Those certificates should be carefully preserved by you.

         Beginning on or about the effective date of the Name Change, our common stock will be assigned a new trading symbol on the Over-the-Counter Bulletin Board.

DISSENTERS' RIGHTS OF APPRAISAL

         You will not be entitled to dissenters' rights with respect to the Name Change.

SHAREHOLDER VOTE REQUIRED TO EFFECTUATE THE NAME CHANGE AND THE CAPITAL STOCK INCREASE

         The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to effectuate the Capital Stock Increase and Name Change. The Nevada Revised Statute provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote. On December 21, 2005, there were 9,750,000 shares of common stock outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders.

         Thus, we needed the affirmative vote of 4,875,001 shares to approve the Capital Stock Increase and Name Change. Our Board, by its unanimous written consent, adopted resolutions approving the Capital Stock Increase and Name Change. By action of written consent, dated December 21, 2005, holders of a majority of our outstanding shares of common stock also approved the Capital Stock Increase and Name Change. As a result, adoption of the Capital Stock Increase and Name Change was approved and no further votes will be needed.

EFFECTIVE DATE OF THE CAPITAL STOCK INCREASE AND NAME CHANGE

         Under applicable federal securities laws, the Capital Stock Increase and Name Change cannot be effective until at least 20 calendar days after this information statement is first mailed to shareholders. The Certificate of Amendment to the Articles of Incorporation effecting the Capital Stock Increase and Name Change will become effective upon its filing with the Nevada Secretary of State. It is anticipated that the foregoing will take place 20 calendar days after this information statement is first mailed to our shareholders.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                            PRIOR TO THE ACQUISITION

         The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of December 21, 2005, except as noted in the footnotes below, by:
          o Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
          o   Each of our executive officers;
          o   Each of our directors; and


Blackfoot Enterprises, Inc. Information Statement - Page 3

          o   All of our executive officers and directors as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of December 21, 2005, 9,750,000 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table.

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 21, 2005, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

                                                                  AMOUNT OF                   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP          CLASS
------------------------------------                              --------------------        ----------

Johann  Rath                                                                 -0-                   --
5753-G Santa Ana Canyon Rd Suite 170
Anaheim Hills, CA 92807

Terri Russo                                                                  -0-                   --
2021 Mantis
San Pedro, CA 90732

Deborah D. Rath                                                              -0-                   --
5753-G Santa Ana Canyon Rd Suite 170
Anaheim Hills, CA 92807

All directors and named executive officers as a group (3 persons)            -0-                   --


                               SUMMARY TERM SHEET

         This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire information statement and the exhibits, as well as the information we incorporate by reference.


                                  THE COMPANIES

         Blackfoot Enterprises, Inc., a Nevada corporation ("Blackfoot"), was incorporated in Nevada on July 10, 1996. Blackfoot originally intended to engage in the sale of reproduced full size cigar store Indians and reproduced totem poles. Our business concept contemplated that we would only to be a sales agent. If we needed additional funds, an offering of the Blackfoot's securities was contemplated. As at December 31, 1996, all funds raised by the sale of shares of common stock in order to fulfill our initial objective had been expended and we, thereafter, became dormant. Since January 1, 1997, we have been in the developmental stage and have had no operations. As of the date hereof, Blackfoot can be defined as a "shell" company, an



Blackfoot Enterprises, Inc. Information Statement - Page 4 entity which is generally described as having no or nominal operations and with no or nominal assets or assets consisting solely of cash and cash equivalents. As a shell company, our sole purpose at this time is to locate and consummate a merger or acquisition with a private entity. Blackfoot's shares are currently listed for quotation on the Over-the-Counter Bulletin Board under the symbol "BLFT."

         Tower Tech Systems, Inc., a Wisconsin corporation ("Tower Tech"), was incorporated in Wisconsin on October 13, 2003. Tower Tech engineers and manufactures wind turbine extension towers. It has already manufactured the country's tallest tower, erected in the State of Wyoming. Tower Tech currently has a production contract with Vestas Towers Inc., pursuant to which Tower Tech has become an exclusive tower supplier to Vestas. Vestas Towers Inc. is part of Vestas Wind Systems A/S, a company based in Denmark whose stock is traded on the Copenhagen Stock Exchange. Under the terms of the agreement, Vestas supplies Tower Tech with certain fabrication and production support and a minimum number of towers to construct for each year of the agreement at agreed upon prices for labor and materials. Tower Tech has agreed to furnish the towers and not manufacture for any other company unless allowed under the agreement.

         Tower Tech leases, or has options to lease, more than 700,000 square feet of heavy manufacturing under roof. It currently occupies 190,000 square feet, with an additional 40,000 square feet of administrative and engineering space available above its current offices. The manufacturing facility has direct rail and highway access, as well as a deep water shipping channel with direct access to Lake Michigan. Tower Tech can uniquely offer wind tower support structure, monopile, and turbine structure fabrication and assembly all in one location. The production plant features high definition plasma and oxy-fuel contour plate beveling by ALLtra Corporation, automated plate rolling by FACCIN USA, and tandem wire submerged welding units by Miller Electric Mfg. Co. Tower Tech currently has a production capacity of 300 towers per year and plans to expand to 400-500 towers per year by 2009.

         Pursuant to the terms of the Exchange Agreement, Blackfoot will acquire all of the issued and outstanding capital stock of Tower Tech and Tower Tech will become the wholly-owned subsidiary of Blackfoot.
 Following the Acquisition, Blackfoot shall continue as the parent corporation of Tower Tech, but will take the name "Tower Tech Holdings Inc."


         THE ACQUISITION WILL RESULT IN A CHANGE IN CONTROL TO CONTROL BY TOWER TECH'SMANAGEMENT AND ITS SHAREHOLDERS AND THE ASSUMPTION OF TOWER
TECH'SOPERATIONS AND LIABILITIES.


                           PRE-EXISTING RELATIONSHIPS

         Blackfoot and Tower Tech did not have any pre-existing relationship prior to entering into the Exchange Agreement. To the best of our knowledge, none of Blackfoot's shareholders hold shares of Tower Tech nor do any of the shareholders of Tower Tech hold shares of Blackfoot.


                          STRUCTURE OF THE ACQUISITION

         At the effective time of the Acquisition, Blackfoot will issue 25,250,000 shares of its restricted common stock to the shareholders of Tower Tech in exchange for 100% of the issued



Blackfoot Enterprises, Inc. Information Statement - Page 5 and outstanding shares of common stock. As a result of the Acquisition, Blackfoot shall be the parent corporation and the shareholders of Tower Tech will become shareholders of Blackfoot. The remaining shareholders of Blackfoot will own approximately 27.9% of the issued and outstanding shares of Blackfoot common stock, based on 35,000,000 Blackfoot shares outstanding after the Acquisition.

         The transaction contemplated by the Exchange Agreement is intended to be a "tax-free" incorporation pursuant to the provisions of Section 351 and 368(a)(i)(B) of the Internal Revenue Code of 1986, as amended.

         We are relying on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Act") in regard to the shares we anticipate issuing pursuant to the Acquisition. We believe this offering qualifies as a "business combination" as defined by Rule 501(d). Reliance on Rule 506 requires that there are no more than 35 non-accredited purchasers of securities from the issuer in an offering under Rule 506. Tower Tech has represented to us that it has only 11 shareholders. Tower Tech also has represented to us that there has been no advertising or general solicitation in connection with this transaction.


                     BLACKFOOT'S REASONS FOR THE ACQUISITION

         Our Board of Directors considered various factors in approving the Acquisition and the Exchange Agreement, including:

         o the available technical, financial and managerial resources possessed by Tower Tech;
         o    prospects for the future;
         o    Tower Tech's potential for growth or expansion;
         o    Tower Tech's profit potential; and
         o an anticipated increase in shareholder value as a result of the Acquisition.

            Since January 1, 1997, we have been in the developmental stage and have had no operations. As of the date hereof, Blackfoot can be defined as a "shell" company, an entity which is generally described as having no or nominal operations and with no or nominal assets or assets consisting solely of cash and cash equivalents. As a shell company, our sole purpose at this time is to locate and consummate a merger or acquisition with a private entity.

         Given those circumstances, our Board decided that the best course of action for Blackfoot and our shareholders was to enter into and conclude the proposed Acquisition with Tower Tech, after which our management would resign. In agreeing to the Acquisition, our Board hopes that by relinquishing control to Tower Tech's management and adopting Tower Tech's assets and operations, that such a move would eventually add value to Blackfoot and the interests of our shareholders. Our Board of Directors reached this conclusion after analyzing Tower Tech's operations, technical assets, and managerial resources, which are described in more detail below and believes that acquiring Tower Tech's potential for profitable operations by means of the Acquisition was the best opportunity to increase value to our shareholders. Our Board of Directors did not request a fairness opinion in connection with the Acquisition.



Blackfoot Enterprises, Inc. Information Statement - Page 6

                    TOWER TECH'S REASONS FOR THE ACQUISITION

         Tower Tech's Board of Directors considered various factors in approving the Acquisition and the Acquisition Agreement, including:

         o the increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of Blackfoot;
         o the ability to use registered securities to make acquisition of assets or businesses;
         o    increased visibility in the financial community;
         o    enhanced access to the capital markets;
         o    improved transparency of operations; and
         o perceived credibility and enhanced corporate image of being a publicly traded company.

         Tower Tech's Board of Directors did not request a fairness opinion in connection with the Acquisition.


                                  RISK FACTORS

         The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. Blackfoot and Tower Tech will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company's control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.

RISKS RELATED TO TOWER TECH

TOWER TECH IS A DEVELOPMENT STAGE COMPANY WITH A LIMITED OPERATING HISTORY THAT MAKES IT IMPOSSIBLE TO RELIABLY PREDICT FUTURE GROWTH AND OPERATING RESULTS.

         Tower Tech has not demonstrated that it can:

         o manufacture products in a manner that will enable it to be profitable;
         o establish many of the business functions necessary to operate, including sales, marketing, administrative and financial functions, and establish appropriate financial controls; or
         o   respond effectively to competitive pressures.

TOWER TECH HAS INCURRED OPERATING LOSSES SINCE INCEPTION.

         Since its inception in 2003, Tower Tech has incurred losses every quarter. The extent of Tower Tech's future operating losses and the timing of profitability are highly uncertain, and it may never achieve or sustain profitability. Tower Tech has incurred a significant net loss for the nine months ended September 30, 2005 of $2,038,084. At September 30, 2005, Tower Tech had an accumulated deficit of approximately $2.8 million. Tower Tech anticipates that it will continue to incur operating loses for the foreseeable future and it is possible that Tower Tech will never generate substantial revenues from product sales.


Blackfoot Enterprises, Inc. Information Statement - Page 7

TOWER TECH'S FUTURE CAPITAL NEEDS ARE UNCERTAIN. BLACKFOOT MAY NEED TO RAISE ADDITIONAL FUNDS IN THE FUTURE AND THESE FUNDS MAY NOT BE AVAILABLE ON ACCEPTABLE TERMS OR AT ALL.

         Blackfoot believes that Tower Tech's current cash will not be sufficient to meet projected operating requirements for at least the next 12 months. It is likely that Blackfoot and/or Tower Tech may seek additional funds from public and private stock offerings, borrowings under credit lines or other sources. Tower Tech's capital requirements will depend on many factors, including:

         o    the revenues generated by sales of products that it manufactures;
         o    the costs required to develop its manufacturing processes;
         o    the expenses it incurs in manufacturing and selling its products;
         o    the costs associated with any expansion;
         o    the costs associated with capital expenditures; and
         o the number and timing of any acquisitions or other strategic transactions.

         As a result of these factors, Blackfoot may need to raise additional funds, and these funds may not be available on favorable terms, or at all. Furthermore, if Blackfoot issues equity or debt securities to raise additional funds, its existing shareholders may experience dilution, and the new equity or debt securities may have rights, preferences and privileges senior to those of its existing shareholders. If Blackfoot cannot raise funds on acceptable terms, it may not be able to develop or enhance Tower Tech's products, execute its business plan, take advantage of future opportunities, or respond to competitive pressures or unanticipated customer requirements.

TOWER TECH'S SUCCESS WILL DEPEND ON ITS ABILITY TO ATTRACT AND RETAIN KEY PERSONNEL AND SCIENTIFIC STAFF.

         Tower Tech believes future success will depend on its ability to manage its growth successfully, including attracting and retaining skilled personnel for its manufacturing operations. Hiring qualified management and technical personnel may be difficult due to the limited population base surrounding Manitowoc, Wisconsin. If Tower Tech fails to attract and retain personnel, particularly management and technical personnel, it may not be able to continue to succeed in its planned operations.

IF TOWER TECH DOES NOT EFFECTIVELY MANAGE ITS GROWTH, ITS BUSINESS RESOURCES MAY BECOME STRAINED AND ITS RESULTS OF OPERATIONS MAY BE ADVERSELY AFFECTED.

         Tower Tech expects to increase its total headcount subsequent to the Acquisition. This growth will be proportionate to expansion of manufacturing capabilities. This may provide challenges to the Tower Tech's organization and may strain its management and operations. Tower Tech may misjudge the amount of time or resources that will be required to effectively manage any anticipated or unanticipated growth in its business or it may not be able to attract, hire and retain sufficient personnel to meet its needs. If Tower Tech cannot scale its business appropriately, maintain control over expenses or otherwise adapt to anticipated and unanticipated growth, its business resources may become strained, it may not be able to deliver proposed products in a timely manner and its results of operations may be adversely affected.



Blackfoot Enterprises, Inc. Information Statement - Page 8

TOWER TECH IS SUBJECT TO POTENTIAL PRODUCT LIABILITY AND OTHER CLAIMS AND IT MAY NOT HAVE THE INSURANCE OR OTHER RESOURCES TO COVER THE COSTS OF ANY SUCCESSFUL CLAIM.

         Defects in Tower Tech's products could subject it to potential product liability claims that its products caused some harm to the human body. Tower Tech's product liability insurance may not be adequate to cover future claims. Product liability insurance is expensive and, in the future, may not be available on terms that are acceptable to Tower Tech, if it is available to it at all. Plaintiffs may also advance other legal theories supporting their claims that Tower Tech's products or actions resulted in some harm. A successful claim brought against Tower Tech in excess of its insurance coverage could significantly harm its business and financial condition.

RISKS RELATED TO CAPITAL STRUCTURE

THERE IS NO ASSURANCE OF AN ESTABLISHED PUBLIC TRADING MARKET.

         Although Blackfoot's common stock trades on the OTC Bulletin Board, a regular trading market for the securities may not be sustained in the future. The NASD has enacted recent changes that limit quotations on the OTC Bulletin Board to securities of issuers that are current in their reports filed with the Securities and Exchange Commission. The effect on the OTC Bulletin Board of these rule changes and other proposed changes cannot be determined at this time. The OTC Bulletin Board is an inter-dealer, over-the-counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market"). Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers as are those for the NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for Blackfoot's common stock will be influenced by a number of factors, including:

         o the issuance of new equity securities pursuant to the Acquisition, or a future offering;
         o   changes in interest rates;
         o competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;
         o   variations in quarterly operating results;
         o   change in financial estimates by securities analysts;
         o   the depth and liquidity of the market for Blackfoot's common stock;
         o investor perceptions of Blackfoot and the technologies industries generally; and
         o   general economic and other national conditions.

BLACKFOOT'S COMMON STOCK COULD BE CONSIDERED A "PENNY STOCK."

         Blackfoot's common stock could be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under Section 15(g) of the Securities Exchange Act of 1934, as amended. These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is NOT traded on a "recognized" national exchange; (iii) it is NOT quoted on the NASDAQ Stock Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2.0 million, if in business more than a continuous three years, or with average



Blackfoot Enterprises, Inc. Information Statement - Page 9 revenues of less than $6.0 million for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

BROKER-DEALER REQUIREMENTS MAY AFFECT TRADING AND LIQUIDITY.

         Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

         Potential investors in Blackfoot's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock." Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in
(ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of Blackfoot's common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

FOLLOWING THE ACQUISITION, THE FORMER PRINCIPAL SHAREHOLDERS OF TOWER TECH WILL HAVE SIGNIFICANT INFLUENCE OVER BLACKFOOT.

         The officers and directors of Tower Tech will beneficially own, in the aggregate, 65% of Blackfoot's outstanding voting stock following the Acquisition. As a result, these former principal shareholders of Tower Tech will possess significant influence over Blackfoot, giving them the ability, among other things, to elect a majority of Blackfoot's Board of Directors and to approve significant corporate transactions. Such stock ownership and control may also have the effect of delaying or preventing a future change in control of Blackfoot, impeding a acquisition, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of Blackfoot.

BLACKFOOT DOES NOT FORESEE PAYING CASH DIVIDENDS IN THE FORESEEABLE FUTURE.

         Blackfoot has not paid cash dividends on its stock and does not plan to pay cash dividends on its stock in the foreseeable future.


Blackfoot Enterprises, Inc. Information Statement - Page 10

     DIRECTORS AND SENIOR MANAGEMENT OF BLACKFOOT FOLLOWING THE ACQUISITION

         Following completion of the Acquisition, the Board of Blackfoot will resign and new appointees will consist of directors designated by Tower Tech. The management and directors are anticipated to include:

         CHRISTOPHER C. ALLIE (57) - President and Chairman of the Board of Directors. Mr. Allie has served in these positions with Tower Tech since its inception in October 2003. In addition, he has owned for more than 30 years a real estate development firm with commercial and industrial holdings throughout northeast Wisconsin. Mr. Allie received his bachelor's degree in economics from the University of Wisconsin. Mr. Allie also sits on the board of the Rahr West Art Museum and the Rahr West Foundation.

         WILLIAM MCCLELLAN (48) - Vice President and Operations Manager. Mr. McClellan joined Tower Tech in October 2003. Prior to that, he served as General Manager of RBA, Inc., a heavy fabrication, welding, and machining company located in Manitowoc, Wisconsin, from July 2000 to September 2003. He has nearly 30 years in the heavy manufacturing industry. Mr. McClellan has been an active member of the American Society of Mechanical Engineers for more than 15 years.

         DANIEL P. WERGIN (64) - Director. He has served in these positions with Tower Tech since June 2005. He has also been the President of Choice, Inc., a real estate investment and development company based in Manitowoc, Wisconsin, since 1970. Mr. Wergin has specialized in real estate development, leasing ,and 1031 exchanges. He has been a member of the National Association of Realtors and its Certified Commercial Investment Division since 1975.

         TERENCE P. FOX (50) - Vice President, Secretary, General Counsel and Director. Mr. Fox has served in these positions with Tower Tech since its inception. He has been a partner in the law firm of Kummer, Lambert & Fox, LLP, and its predecessor, Dewane, Dewane, Kummer, Lambert & Fox, LLP, located in Manitowoc, Wisconsin, since June 1989. Mr. Fox graduated from the University of Wisconsin - Milwaukee and the Marquette University Law School. He has many business and real estate interests and sits on the board of directors of several non-profit and for-profit organizations in the Manitowoc, Wisconsin, area.

OUTSIDE BOARD OF DIRECTORS

         RAYMOND L. BRICKNER III (49) - Director. Mr. Brickner has served as a director of Tower Tech since its inception. He is also an on-site operations consultant for Tower Tech. He is the founder, owner, and president of RBA, Inc., which has been engaged in heavy metal fabrication since 1985. RBA, Inc. has been a direct supplier and fabricator for Manitowoc Crane Group, one of the world's largest producers and suppliers of heavy duty construction "mega" cranes.

         SAMUEL W. FAIRCHILD (51) - Director. Mr. Fairchild has served as a director of Tower since November 2005. He is a founder of inLine Technology Corporation, a company based in Skillman, New Jersey, whose mission is to identify, refine, and promote technologies that provide significant financial benefits to the end-user while improving the state of our environment. He has been a director and financial advisor to inline Technology since October 2004. Mr. Fairchild has also been the President of the Tadpole Group, an investment portfolio holding company focused on harvesting value from transformation, since August 2004. He has



Blackfoot Enterprises, Inc. Information Statement - Page 11 also been Managing Director of Theseus Capital Partners, an investment advisory firm, since August 2004. Prior to founding Theseus in 2004, Mr. Fairchild led the Global Government, Transport & Infrastructure Group of PA Consulting Group, a role he assumed in 1999 as a result of PA's acquisition of GKMG Consulting Services, a strategic consulting firm he founded in 1992. He has also served in the White House as senior advisor to President Reagan and Vice President Bush for Transportation Policy, and was George Bush's Acting Assistant Secretary of Transportation for Policy and International Affairs. Following his government service, Mr. Fairchild was a member of the management group at the Carlyle Group, where he established BDM International's Transportation Division before BDM was sold to TRW, Inc. Since May 1996, Mr. Fairchild has been the Chairman of the Board of Schiphol North America, the owner of JFK's $1.4 billion Terminal Four and the international arm of Amsterdam Airport Schiphol's Schiphol Group.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                      MANAGEMENT FOLLOWING THE ACQUISITION

         The following table sets forth information with respect to the anticipated levels of beneficial ownership of our common stock owned after giving effect to the Acquisition by:

         o each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
         o    each of our executive officers;
         o    each of our directors; and
         o    all of our executive officers and directors as a group.

         We currently have 9,750,000 shares of our common stock issued and outstanding. Pursuant to the terms of the Acquisition, we anticipate that 25,250,000 shares of our common stock will be issued to Tower Tech's shareholders, which would result in 35,000,000 shares of our common stock outstanding after giving effect to the Acquisition.

         THE ACQUISITION WILL RESULT IN A CHANGE IN CONTROL FROM OUR MANAGEMENT TO CONTROL BY TOWER TECH'S MANAGEMENT AND SHAREHOLDERS AND THE ASSUMPTION OF TOWER TECH'S OPERATIONS AND LIABILITIES.

         The following table sets forth certain information regarding the beneficial ownership of our common stock after giving effect to the Acquisition by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

                                                                         AMOUNT OF              PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP          CLASS

DIRECTORS AND EXECUTIVE OFFICERS:

Christopher C. Allie (1)<F1>                                             5,687,500                16.25%
President and Chairman of the Board of Directors
980 Maritime Drive, Suite 6
Manitowoc, WI 54220



Blackfoot Enterprises, Inc. Information Statement - Page 12

                                                                         AMOUNT OF              PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP          CLASS


Raymond L. Brickner III (2)<F2>                                          5,687,500                16.25%
Director
980 Maritime Drive, Suite 6
Manitowoc, WI 54220

Daniel P. Wergin (3)<F3>                                                 5,687,500                16.25%
Director
980 Maritime Drive, Suite 6
Manitowoc, WI 54220

Terence P. Fox (4)<F4>                                                   5,687,500                16.25%
Vice President, Secretary, General Counsel and Director
980 Maritime Drive, Suite 6
Manitowoc, WI 54220

William McClellan                                                            0                      --
Vice President and Operations Manager
980 Maritime Drive, Suite 6
Manitowoc, WI 54220

Samuel W. Fairchild                                                          0                      --
Director
980 Maritime Drive, Suite 6
Manitowoc, WI 54220

All directors and executive officers                                     22,750,000               65.00%%
as a group (6 persons)

FIVE PERCENT STOCKHOLDERS:

Integritas, Inc.                                                         2,500,000                 7.14%
1135 Terminal Way
Reno, NV 89502

-----------------

(1)<F1> Includes 1,000,000 shares held by Peter C. Allie, 1,000,000 shares held by Alex C. Allie, and 1,000,000 shares held by Stacey C. Culligan, all of whom are the children of Christopher C. Allie.

(2)<F2> Includes 4,687,500 shares held by Raymond L. Brickner III and Debra L. Brickner Irrevocable Trust Dated May 1, 2005, of which Raymond Brickner is the trustee with full authority to vote and/or dispose of the shares.

(3)<F3> Includes 2,000,000 shares held by Wergin Family Dynasty Trust 2005, of which Terence P. Fox is the trustee with full authority to vote and/or dispose of the shares.

(4)<F4> Includes 2,000,000 shares held by Terence P. Fox & Paula L. Fox Irrevocable Trust 2005, of which Daniel P. Wergin is the executor with full authority to vote and/or dispose of the shares.


Blackfoot Enterprises, Inc. Information Statement - Page 13

         Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of Tower Tech's common stock shown as beneficially owned by him.


                ANTICIPATED OPERATIONS FOLLOWING THE ACQUISITION

         It is anticipated that following the completion of the Acquisition, Tower Tech will continue with its existing operations.

EMPLOYEES

         At November 30, 2005, Tower Tech employed 69 full-time employees. Tower Tech believes that its relationship with its employees is good.

FACILITIES

         Tower Tech's headquarters and manufacturing facility are located in Manitowoc, Wisconsin. Tower Tech leases approximately 6,900 square feet of office space and 156,500 square feet of manufacturing space, which is adequate for its purposes for the next 12 months. The lease expires on December 31, 2009, with five 5-year options to renew.

LEGAL PROCEEDINGS

         From time to time, Tower Tech anticipates that it may be involved in litigation relating to claims arising out of its operations in the normal course of business. Tower Tech currently is not a party to any legal proceedings.


      ANTICIPATED LIQUIDITY AND CAPITAL RESOURCES FOLLOWING THE ACQUISITION

         We will assume Tower Tech's assets and liabilities following the Acquisition. Tower Tech's management anticipates that after giving effect to the Acquisition, substantial additional capital will be required to implement its business plan. However, there can be no assurance that management will be successful. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our shareholders will be reduced, shareholders may experience additional dilution and such securities may have rights, preferences and privileges senior to those of our common stock. There can be no assurance that additional financing will be available on terms favorable to us or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to fund expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products or respond to competitive pressures. Such inability could harm its business, results of operations and financial condition.



Blackfoot Enterprises, Inc. Information Statement - Page 14

                 WHAT WE NEED TO DO TO COMPLETE THE ACQUISITION

         We will complete the Acquisition with Tower Tech only if the conditions set forth in the Exchange Agreement are satisfied or, in some cases, waived. These conditions include:

         o the approval and adoption of the Capital Stock Increase and Name Change by the shareholders of Blackfoot;
         o no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or governmental entity which prohibits, restrains, enjoins or restricts the consummation of the Acquisition;
         o    accuracy of each company's representations and warranties;
         o performance by each company of its obligations under the Exchange Agreement; and
         o the mailing of this information statement to all Blackfoot shareholders as of the record date.


            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         Some statements in this information statement contain certain "forward-looking" statements. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may," "shall," "could," "expect," "estimate," "anticipate," "predict," "probable," "possible," "should," "continue," or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guarantee, or warranty is to be inferred from those forward-looking statements.

         The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guarantee that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.


                         FINANCIAL AND OTHER INFORMATION
                     BLACKFOOT AUDITED FINANCIAL STATEMENTS

         The financial statements of Blackfoot as of December 31, 2003 and 2004 are contained in Blackfoot's Annual Report Form 10-KSB, as filed with the SEC on March 29, 2005. A copy of the audited financials is attached hereto as EXHIBIT B to this information statement. The financial




Blackfoot Enterprises, Inc. Information Statement - Page 15 statements were audited by Kyle L Tingle, CPA, LLC, an independent registered public accounting firm. You are encouraged to review the financial statements and related notes.


                     TOWER TECH AUDITED FINANCIAL STATEMENTS

         The financial statements of Tower Tech for the years ended December 31, 2003 and 2004 are attached hereto as EXHIBIT C. These statements have been audited by Carver Moquist & O'Connor, LLC, an independent registered public accounting firm. You are encouraged to review the financial statements and related notes.


                          SUMMARY FINANCIAL INFORMATION

         The following gives a summary of the most recent balance sheet data of Blackfoot as of September 30, 2005 (unaudited) and as of December 31, 2004 and the statements of operations data of Blackfoot for the nine months ended September 30, 2005 (unaudited) and for the year ended December 31, 2004.

Statement of Operations                                  Blackfoot                           Blackfoot
                                                  Nine month period ended                    Year ended
                                                     September 30, 2005                  December 31, 2004
                                                        (unaudited)
Revenue.....................................         $              --                   $              --
Net Loss....................................         $          (4,612)                  $          (7,303)
Net Loss Per Share..........................         $           (0.00)                  $           (0.00)




                                                             At                                  At
Balance Sheet                                        September 30, 2005                  December 31, 2004
                                                        (unaudited)

Total Assets................................         $              --                   $              --
Total Liabilities...........................         $          44,742                   $          40,130
Shareholders' Equity........................         $         (44,742)                  $         (40,130)


         The following gives a summary of the most recent balance sheet data of Tower Tech as of September 30, 2005 (unaudited) and as of December 31, 2004 and the statements of operations data of Tower Tech for the nine months ended September 30, 2005 (unaudited) and the year ended December 31, 2004.

Statement of Operations                                  Tower Tech                          Tower Tech
                                                     Nine months ended                       Year ended
                                                     September 30, 2005                  December 31, 2004
                                                        (unaudited)
Revenue                                              $       1,144,353                   $              --
Net Loss                                             $      (2,038,084)                  $        (752,699)
Net Loss Per Share- basic and
   Diluted                                           $          (4,076)                  $          (1,955)




Blackfoot Enterprises, Inc. Information Statement - Page 16

                                                              At                                   At
Balance Sheet                                          September 30, 2005                   December 31, 2004
                                                         (unaudited)

Total Assets                                         $       3,116,088                   $       2,105,219
Total Liabilities                                    $       5,508,394                   $       2,615,441
Total Stockholders' Deficit                          $      (2,392,306)                  $        (510,222)

         This information is only a summary. You should also read the historical information, management's discussion and analysis and related notes of Blackfoot contained it its Quarterly Report on Form 10-QSB as filed with the Securities and Exchange Commission for the nine month period ended September 30, 2005, which are incorporated by reference into this document and the historical financial statements, management's discussion and analysis and related notes for Blackfoot contained elsewhere in this document.

         We are providing above financial and other information for informational purposes only. It does not necessarily represent or indicate what the financial position and results of operations of Blackfoot will be once the Acquisition is concluded.


                         PRO FORMA FINANCIAL INFORMATION

         The unaudited pro forma combined financial statements attached hereto as EXHIBIT D give effect to Acquisition and is based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical financial statements of Tower Tech and notes thereto for the year ended December 31, 2004 and as of and for the nine months ended September 30, 2005. The historical results of Blackfoot are incorporated by reference to its Form 10-KSB for the year ended December 31, 2004 and its Form10-QSB for the quarter ended September 30, 2005. The transaction is being treated as a reverse acquisition and a recapitalization. Tower Tech is the acquirer for accounting purposes. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the acquisition been effected on the dates indicated or the results which may be obtained in the future.


                             TOWER TECH'S OPERATIONS

MANAGEMENT'S DISCUSSION AND ANALYSIS OF TOWER TECH'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         THE FOLLOWING DISCUSSION OF TOWER TECH'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS SHOULD BE READ IN CONJUNCTION WITH ITS FINANCIAL STATEMENTS AND THE RELATED NOTES, AND THE OTHER FINANCIAL INFORMATION INCLUDED IN THIS INFORMATION STATEMENT.

FORWARD-LOOKING STATEMENTS

         THE FORWARD-LOOKING COMMENTS CONTAINED IN THIS DISCUSSION INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE DISCUSSED HERE DUE TO FACTORS SUCH AS, AMONG OTHERS, LIMITED OPERATING HISTORY, DIFFICULTY IN DEVELOPING AND REFINING MANUFACTURING OPERATIONS, AND COMPETITION. ADDITIONAL FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH




Blackfoot Enterprises, Inc. Information Statement - Page 17

DIFFERENCES CAN BE FOUND IN THE FOLLOWING DISCUSSION, AS WELL AS IN THE "RISK FACTORS" SET FORTH ON PAGE 7.

OVERVIEW

         Tower Tech engineers and manufactures wind turbine extension towers. Since its inception in October 2003, it has become a fully functioning manufacturer of wind towers and monopiles. In February 2005, Tower Tech built the largest wind tower in the country to specifications, erected in Wyoming. Tower Tech entered into a Tower Production Agreement in May 2005 with Vestas Towers Inc., pursuant to which Tower Tech has become an exclusive tower supplier to Vestas. Vestas Towers Inc. is part of Vestas Wind Systems A/S, a company based in Denmark whose stock is traded on the Copenhagen Stock Exchange. Under the terms of the agreement, Vestas supplies Tower Tech with certain fabrication and production support and a minimum number of towers to construct for each year of the agreement at agreed upon prices for labor and materials. Tower Tech has agreed to furnish the towers and not manufacture for any other company unless allowed under the agreement.

         Tower Tech has a limited history of operations and, through September 30, 2005, it had generated limited revenues from its manufacturing operations. However, management believes that the chances for success are good, as wind energy is the fastest growing electricity-generating technology in the world, according to the Department of Energy's National Renewable Energy Laboratory in December 2004.

         Tower Tech has been unprofitable since its inception in October of 2003 and expects to incur substantial additional operating losses for at least the foreseeable future as it continues to refine its manufacturing processes. Accordingly, its activities to date are not as broad in depth or scope as the activities it may undertake in the future, and its historical operations and financial information are not necessarily indicative of its future operating results. It has incurred net losses since inception. As of September 30, 2005, its accumulated deficit was approximately $2.8 million.

         The report of Tower Tech's independent registered certified public accounting firm on the financial statements for the year ended December 31, 2004, includes an explanatory paragraph relating to the uncertainty of Tower Tech's ability to continue as a going concern. Tower Tech has suffered losses from operations and had a shareholders' deficit of $752,699 as of December 31, 2004. These factors raise substantial doubt about Tower Tech's ability to continue as a going concern. There can be no assurance that it will be able to reach a level of operations that would finance its day-to-day activities.

         Tower Tech has financed its operations and internal growth primarily through capital contributed by shareholders and borrowing from both shareholders and financial institutions. Management believes that Tower Tech has exhausted its ability to borrow additional funds and that additional capital for its operations would have to be raised through the sale of equity. Accordingly, management sought the proposed Acquisition, as management believes it will enhance its ability to raise additional capital.

CRITICAL ACCOUNTING POLICIES

         The discussion and analysis of Tower Tech's financial condition and results of operations are based on our financial statements, which have been prepared in accordance with accounting principles generally accepted in the U.S. The preparation of these financial



Blackfoot Enterprises, Inc. Information Statement - Page 18 statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities and expenses and related disclosure of contingent assets and liabilities. Management reviews its estimates on an on going basis. Management bases its estimates on historical experience and on various other assumptions that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates under different assumptions or conditions. While Tower Tech's significant accounting policies are described in more detail in Note 1 to its financial statements, management believes the following accounting policies to be critical to the judgments and estimates used in the preparation of its financial statements:

         REVENUE RECOGNITION. Tower Tech recognizes revenue when persuasive evidence of an arrangement exists, transfer of title has occurred or services have been rendered, the selling price is fixed or determinable and collectibility is reasonably assured. Customer deposits and other receipts are generally deferred and recognized when earned. Revenue is recognized on a contract-by-contract basis. Depending on the terms of the contract, revenue may be earned via building of tower sections, building of complete towers, or modification to existing towers or sections.

         INVENTORIES. Inventories are stated at the lower of cost, determined on the first-in, first-out (FIFO) basis, or market.

         PROPERTY, EQUIPMENT AND DEPRECIATION. Property and equipment are stated at cost. Expenditures for additions and improvements are capitalized while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are expensed currently as incurred. Properties sold or otherwise disposed of are removed from the property accounts, with gains or losses on disposal credited or charged to operations.

         Depreciation, for financial reporting purposes, is provided over the estimated useful lives of the respective assets, which range from 5 to 15 years, using the straight-line method. For income tax purposes, accelerated depreciation methods are used.

         RESEARCH AND DEVELOPMENT. Research and development costs are expensed as incurred. Assets that are acquired for research and development activities and have alternative future uses in addition to a current use are included in equipment and depreciated over the assets' estimated useful lives. Research and development costs consist primarily of contract engineering costs for outsourced design or development, equipment and material costs relating to all design and prototype development activities.

RECENTLY ISSUED ACCOUNTING STANDARDS

         In November 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 151, INVENTORY COSTS (SFAS No.
151), which amends the guidance in ARB No. 43, Chapter 4, INVENTORY PRICING to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material. SFAS No. 151 requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, SFAS No. 151 requires that the allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. Tower Tech is currently evaluating the provisions of SFAS No. 151 and will adopt it on January 1, 2006 as required. Tower Tech does not expect that the adoption of SFAS No. 151 will have an impact on its future fiscal year results.




Blackfoot Enterprises, Inc. Information Statement - Page 19

RESULTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

         REVENUES. Tower Tech recognized its first revenue from sales in March 2005. For the nine months ended September 30, 2005, net sales were $1,144,353. Cost of sales exceeded revenues due to extraordinary start-up and ramp-up costs.

         PRODUCT DEVELOPMENT EXPENSES. Product development expenses consist primarily of contract engineering costs for outsourced design or development, equipment and material costs relating to all design and prototype development activities. For the nine months ended September 30, 2005, these expenses were $34,780, as compared to $1,458 for the comparable period in 2004. Management expects these costs to vary in direct proportion to sales until such time as Tower Tech is operating at full capacity.

         SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses increased $159,089 to $445,309 for the nine months ended September 30, 2005 from $286,220 for the 2004 period. This increase is primarily the result of ramp-up activities in association with the Vestas contract, as well as legal and accounting expenses directly related to the transaction with Blackfoot. As a result of the planned business combination with Blackfoot and the process of becoming a public company we anticipate that our general and administrative expenses will substantially increase.

         INTEREST EXPENSE. Interest expense was $143,659 for the nine months ended September 30, 2005, compared to $27,855 for the 2004 period. The increase was due to increases in corporate debt associated with ramp-up and administrative costs as explained above.

         NET LOSS. Net loss increased by $1,722,551 to $2,038,084 for the nine months ended September 30, 2005 from a net loss of $315,533 for the 2004 period. The larger net loss is largely a result of what management believes are one-time costs incurred in the ramp-up process and administrative costs associated with the Blackfoot transaction.

YEARS ENDED DECEMBER 31, 2004 AND 2003

         Tower Tech had little activity during the period from inception (October 17, 2003) to December 31, 2003. In 2004, it undertook the retrofitting of its physical plant, addition of equipment, and manufacture of prototype tower sections. Accordingly, it incurred product development expenses of $176,431 and selling, general and administrative expenses of $520,731.

LIQUIDITY AND CAPITAL RESOURCES

         Tower Tech has financed its operations since inception primarily through capital contributed by shareholders and borrowing from both shareholders and financial institutions. During 2004, shareholders contributed capital of $227,925 and loaned approximately $1,633,000 to the company. During the nine months ended September 30, 2005, shareholders contributed capital of $156,000 and loaned approximately $1,286,000 to the company. Borrowing from financial institutions provided cash of $346,000 and $2,475,000 for the year ended December 31, 2004 and the nine months ended September 30, 2005, respectively.



Blackfoot Enterprises, Inc. Information Statement - Page 20

         At December 31, 2004, Tower Tech had no cash and a working capital deficiency of $2,283,054. At September 30, 2005, Tower Tech had $55,500 of cash and a working capital deficiency of $3,748,678. Also at September 30, 2005, notes in the amount of $625,000 were in default.

         To address its need for additional capital, Tower Tech issued a convertible debenture in the amount of $6,000,000, which is contingent upon the completion of the Acquisition. Proceeds will be used to pay off all short-term financing, including notes that were in default at September 30, 2005. The convertible debenture allows for a two-year conversion window of both principal and interest. The principal bears interest at 7% per annum. The convertible debenture also has a call provision that allows Tower Tech to pre-pay the debt without penalty.

         Tower Tech expects to continue to incur negative cash flows and net losses for at least the foreseeable future. Based upon our current plans, management believes that proceeds of the convertible debenture financing will be sufficient to meet its operating expenses and capital requirements through December of 2006. However, changes in Tower Tech's business strategy, relationship with Vestas, or marketing plans or other events affecting its operating plans and expenses may result in the expenditure of existing cash before that time. If this occurs, Tower Tech's ability to meet its cash obligations as they become due and payable will depend on Blackfoot's ability to sell securities, borrow funds or some combination thereof. Blackfoot may not be successful in raising necessary funds on acceptable terms, or at all.

OFF-BALANCE SHEET ARRANGEMENTS

         As of September 30, 2005, Tower Tech had no off-balance sheet arrangements.


                             ADDITIONAL INFORMATION

         We will furnish without charge to any shareholder, upon written or oral request, any documents filed by us pursuant to the Securities Exchange Act. Requests for such documents should be addressed to Blackfoot Enterprises, Inc., 6767 West Tropicana Avenue, Suite 207, Las Vegas, Nevada 89103. Documents filed by us pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

















Blackfoot Enterprises, Inc. Information Statement - Page 21

                                                                     APPENDIX A

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz


    CERTIFICATE OF AMENDMENT
 PURSUANT TO NRS 78.385 and 78.390
                                            Above space is for office use only

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1. Name of corporation:
Blackfoot Enterprises, Inc.

2. The articles have been amended as follows (provide article numbers, if available):
ARTICLE 1 - NAME
   The name of the Corporation is Tower Tech Holdings Inc.

ARTICLE IV - SHARES OF STOCK
   Section 4.01. Number and Class. The total number of shares of authorized capital stock of the Corporation shall consist of one hundred million (100,000,000) shares of common stock with a par value of $0.001 per share and ten million (10,000,000) shares of preferred stock with a par value of $0.001 per share. To the fullest extend permitted by the laws of the State of Nevada (currently set forth in NRS 78.195), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation
   [Sections 4.02 and 4.03 remain unchanged.]
   Section 4.04. No Cumulative Voting. No cumulative voting, on any matter to which Stockholders shall be entitled to vote, shall be allowed for any purpose.


3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):
                  (must not be more than 90 days after the certificate is filed)

5. Officer Signature (required):

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote. In addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.
                                        Nevada Secretary of State AM 78.385 2003
                                                            Revised on: 09/29/05

                                                                     APPENDIX B




                           BLACKFOOT ENTERPRISES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                FINANCIAL REPORTS

                               SEPTEMBER 30, 2005
                                DECEMBER 31, 2004

                           BLACKFOOT ENTERPRISES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                    CONTENTS







REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      B-3
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

   Balance Sheets                                                            B-4

   Statements of Operations                                                  B-5

   Statements of Stockholders' Deficit                                       B-6

   Statements of Cash Flows                                                  B-7

   Notes to Financial Statements                                      B-8 - B-12
--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors
Blackfoot Enterprises, Inc.
Las Vegas, Nevada


We have audited the accompanying balance sheets of Blackfoot Enterprises, Inc. (A Development Stage Enterprise) as of September 30, 2005 and December 31, 2004, and the related statements of operations, stockholders' deficit, and cash flows for the nine and three months then ended, and the period July 10, 1996 (inception) through September 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on my audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blackfoot Enterprises, Inc. (A Development Stage Enterprise) as of September 30, 2005 and December 31, 2004 and the results of its operations and cash flows for the nine and three months then ended, and the period July 10, 1996 (inception) through June 20, 2005, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no operations and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Kyle L. Tingle, CPA, LLC



October 17, 2005
Las Vegas, Nevada

                           BLACKFOOT ENTERPRISES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                                 BALANCE SHEETS


                                                    September 30,   December 31,
                                                             2005           2004
                                                    -------------   ------------

                                     ASSETS

CURRENT ASSETS                                      $           0   $         0
                                                     -------------   -----------

         Total current assets                       $           0   $         0
                                                     -------------   -----------

             Total assets                           $           0   $         0
                                                     =============   ===========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
   Accounts payable                                 $           0   $         0
   Officers advances                                       44,742        40,130
                                                     -------------   -----------

         Total current liabilities                  $      44,742   $    40,130
                                                     -------------   -----------

STOCKHOLDERS' DEFICIT
   Common stock: $.001 par value;
      authorized 25,000,000 shares; issued
      and outstanding: 9,750,000 at September
      30, 2005 31,500,000 at December 31, 2004      $       9,750   $    31,500
   Additional paid-in capital                              (7,650)      (29,400)
   Accumulated deficit during development stage           (46,842)      (42,230)
                                                     -------------   -----------

         Total stockholders' deficit                $     (44,742)  $   (40,130)
                                                     -------------   -----------

             Total liabilities and
             stockholders' deficit                  $           0   $         0
                                                     =============   ===========



See Accompanying Notes to Financial Statements.

                           BLACKFOOT ENTERPRISES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                            STATEMENTS OF OPERATIONS




                                                Three Months Ended                  Nine Months Ended              July 10, 1996
                                                                                                                  (inception) to
                                             September 30,    September 30,     September 30,    September 30,     September 30,
                                                      2005             2004              2005             2004              2005
                                            --------------    -------------     -------------    -------------     -------------
                                                               (unaudited)                        (unaudited)
       Revenues                             $           0     $          0      $          0     $          0      $          0

       Cost of revenue                                  0                0                 0                0                 0
                                            --------------    -------------     -------------    -------------     -------------

                  Gross profit              $           0     $          0      $          0     $          0      $          0

       General, selling and
          administrative expenses                   2,518              489             4,612            6,802            46,842
                                            --------------    -------------     -------------    -------------     -------------
                  Operating loss            $      (2,518)    $       (489)     $     (4,612)    $     (6,802)     $    (46,842)

       Nonoperating income (expense)                    0                0                 0                0                 0
                                            --------------    -------------     -------------    -------------     -------------

          Net loss                          $      (2,518)    $       (489)     $     (4,612)    $     (6,802)     $    (46,842)
                                            ==============    =============     =============    =============     =============


          Net loss per share, basic
          and diluted                       $       (0.00)    $      (0.00)     $      (0.00)    $      (0.00)
                                            ==============    =============     =============    =============

          Average number of shares
          of common stock outstanding          24,407,609       31,500,000        29,109,890       31,500,000
                                            ==============    =============     =============    =============









See Accompanying Notes to Financial Statements.

                           BLACKFOOT ENTERPRISES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                       STATEMENTS OF STOCKHOLDERS' DEFICIT

                                                                                             Accumulated
                                                                                              (Deficit)
                                               Common Stock                 Additional         During
                                      -------------------------------        Paid-In         Development
                                           Shares          Amount            Capital            Stage          Total

July 6, 1996                             31,500,000     $     31,500      $   (29,400)                       $      2,100
Net loss, December 31, 1996                                                                       (2,100)          (2,100)
                                      --------------    -------------     ------------      -------------    -------------

Balance, December 31, 1996               31,500,000     $     31,500      $   (29,400)      $     (2,100)    $          0

Net loss, December 31, 1997                                                                            0                0
                                      --------------    -------------     ------------      -------------    -------------

Balance, December 31, 1997               31,500,000     $     31,500      $   (29,400)      $     (2,000)    $          0

Net loss, December 31, 1998                                                                            0                0
                                      --------------    -------------     ------------      -------------    -------------

Balance, December 31, 1998               31,500,000     $     31,500      $   (29,400)      $     (2,100)    $          0

Net loss, December 31, 1999                                                                            0                0
                                      --------------    -------------     ------------      -------------    -------------

Balance, December 31, 1999               31,500,000     $     31,500      $   (29,400)      $     (2,100)    $          0
April 24, 2000, changed from no
  par value to $.001                                         (31,185)          31,185
April 24, 2000, forward stock
  100:1                                                       31,185          (31,185)
Net loss, December 31, 2000                                                                      (24,662)         (24,662)
                                      --------------    -------------     ------------      -------------    -------------

Balance, December 31, 2000               31,500,000     $     31,500      $   (29,400)      $    (26,762)    $    (24,662)

Net loss December 31, 2001                                                                        (5,677)          (5,677)
                                      --------------    -------------     ------------      -------------    -------------
Balance, December 31, 2001               31,500,000     $     31,500      $   (29,400)      $    (32,439)    $    (30,339)

Net loss, December 31, 2002                                                                       (1,873)          (1,873)
                                      --------------    -------------     ------------      -------------    -------------

Balance, December 31, 2002               31,500,000     $     31,500      $   (29,400)      $    (34,312)    $    (32,212)

Net loss, December 31, 2003                                                                         (615)            (615)
                                      --------------    -------------     ------------      -------------    -------------
Balance, December 31, 2003               31,500,000     $     31,500      $   (29,400)      $    (34,927)    $    (32,827)

Net loss, December 31, 2004                                                                       (7,303)          (7,303)
                                      --------------    -------------     ------------      -------------    -------------
Balance, December 31, 2004               31,500,000     $     31,500      $   (29,400)      $    (42,230)    $    (40,130)
                                      --------------    -------------     ------------      -------------    -------------
August 24, 2005, surrender
  and cancellation of  shares           (21,750,000)         (21,750)          21,750
September 6, 2005 stock
  dividend 14:1 (Note 2)
Net loss, September 30, 2005                                                                      (4,612)          (4,612)
                                      --------------    -------------     ------------     --------------    -------------
Balance, September 30, 2005               9,750,000     $      9,750      $    (7,650)    $      (46,842)    $    (44,742)
                                      ==============    =============     ============    ===============    =============


See Accompanying Notes to Financial Statements.

                           BLACKFOOT ENTERPRISES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                            STATEMENTS OF CASH FLOWS

                                                                      Nine Months Ended             July 10, 1996
                                                                                                   (inception) to
                                                                 September 30,     September 30,    September 30,
                                                                          2005              2004             2005
                                                                  ------------     -------------     ------------
                                                                                   (unaudited)
Cash Flows From
Operating Activities
    Net (loss)                                                    $    (4,612)     $     (6,802)     $   (46,842)
    Adjustments to reconcile net (loss)
    to cash (used in) operating activities:
    Changes in assets and liabilities
    Decrease in accounts payable                                            0              (700)               0
                                                                  ------------     -------------     ------------
         Net cash (used in)
            operating activities                                  $    (4,612)     $     (7,502)     $   (46,842)
                                                                  ------------     -------------     ------------
Cash Flows From
Investing Activities                                              $         0      $          0      $         0
                                                                  ------------     -------------     ------------
Cash Flows From
Financing Activities
    Issuance of common stock                                                0                 0            2,100
    Increase in officer advances                                        4,612             7,502           44,742
                                                                  ------------     -------------     ------------
         Net cash (used in)
            financing activities                                  $     4,612      $      7,502      $    46,842
                                                                  ------------     -------------     ------------
         Net increase (decrease)
            in cash                                               $         0      $          0      $         0

Cash, beginning of period                                                   0                 0      $         0
                                                                  ------------     -------------     ------------
Cash, end of period                                               $         0      $          0      $         0
                                                                  ============     =============     ============

SUPPLEMENTAL INFORMATION

Interest paid                                                     $         0      $          0      $         0
                                                                  ============     =============     ============
Income taxes paid                                                 $         0      $          0      $         0
                                                                  ============     =============     ============


See Accompanying Notes to Financial Statements.

                           BLACKFOOT ENTERPRISES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
                    SEPTEMBER 30, 2005, AND DECEMBER 31, 2004


NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS:

Blackfoot Enterprises, Inc. ("Company") was organized July 10, 1996 under the laws of the State of Nevada. The Company currently has no operations and, in accordance with Statement of Financial Accounting Standard (SFAS) No. 7, "ACCOUNTING AND REPORTING BY DEVELOPMENT STAGE ENTERPRISES," is considered a Development Stage Enterprise.

A SUMMARY OF THE COMPANY'S SIGNIFICANT ACCOUNTING POLICIES IS AS FOLLOWS:

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH

For the Statements of Cash Flows, all highly liquid investments with maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of September 30, 2005 and December 31, 2004.

INCOME TAXES

Income taxes are provided for using the liability method of accounting in accordance with SFAS No. 109 "ACCOUNTING FOR INCOME TAXES." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

GOING CONCERN

The Company's financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern. This contemplates the realization of assets and the liquidation of liabilities in the normal course of business. Currently, the Company does not have significant cash of other material assets, nor does it have operations or a source of revenue sufficient to cover its operation costs and allow it to continue as a going concern. Until the Company has sufficient operations, the stockholders, officers, and directors have committed to advancing the operating costs of the company.

                           BLACKFOOT ENTERPRISES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
                    SEPTEMBER 30, 2005, AND DECEMBER 31, 2004

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECENT ACCOUNTING PRONOUNCEMENTS

In November 2004, the FASB issued SFAS No. 151, "INVENTORY COSTS (AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 43, CHAPTER 4)." SFAS No. 151 seeks to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage) in the determination of inventory carrying costs. The statement requires such costs to be treated as a current period expense and is effective for fiscal years beginning after July 15, 2005. The Company does not believe the adoption of SFAS No. 151 will have a significant impact on its financial position or results of operations.

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based SFAS No. 123R replaced SFAS No. 123 and superseded Accounting Principles Board Opinion No. 25. SFAS No. 123R will require compensation costs related to share-based payment transactions to be recognized in the financial statements. The effective date of SFAS No. 123R is the first reporting period beginning after June 15, 2005. The adoption of SFAS No. 123 (revised 2004) should not have a significant impact on the Company's financial position or results of operations until such time the Company has share-based payments.

On April 14, 2005, the Securities and Exchange Commission issued an announcement amending the compliance dates for the FASB's SFAS 123R that addresses accounting for equity based compensation arrangements. Under SFAS 123R registrants would have been required to implement the standard as of the beginning of the first interim or annual period that begins after June 15, 2005. The Commission's new rule will allow companies to implement SFAS 123R at the beginning of the next fiscal year after June 15, 2005. The Company anticipates adopting SFAS 123R in the first quarter 2006.

In March 2005, the FASB issued FASB Interpretation ("FIN") No. 47 "Accounting for Conditional Asset Retirement Obligations--an Interpretation of FASB Statement No. 143" ("FIN No. 47"). FIN No. 47 clarifies the timing of liability recognition for legal obligations associated with the retirement of a tangible long-lived asset when the timing and/or method of settlement are conditional on a future event. FIN No. 47 is effective for us no later than December 31, 2005. We do not expect that the adoption of FIN No. 47 will have a material impact on our consolidated financial condition or results of operations.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets--an amendment of APB Opinion No. 29" ("SFAS No. 153"). The guidance in APB Opinion No. 29, "Accounting for Nonmonetary Transactions" ("APB No. 29"), is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in APB Opinion No. 29, however, included certain exceptions to that principle. SFAS No. 153 amends APB Opinion No. 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. SFAS No. 153 is effective for such exchange transactions occurring in fiscal periods beginning after June 15, 2005.

                           BLACKFOOT ENTERPRISES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
                    SEPTEMBER 30, 2005, AND DECEMBER 31, 2004


NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS No. 154"). This Statement replaces APB Opinion No. 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements," and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS No. 154 applies to all voluntary changes in an accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. SFAS No. 154 is effective for accounting changes and error corrections occurring in fiscal years beginning after December 15, 2005.

NOTE 2.  STOCKHOLDERS' EQUITY

COMMON STOCK

The authorized common stock of the Company consists of 25,000,000 shares with par value of $0.001. On July 30, 1996, the Company authorized and issued 21,000 shares of its no par value common stock in consideration of $2,100 in cash.

On April 24, 2000, the State of Nevada approved the Company's restated Articles of Incorporation, which increased its capitalization from 25,000 common shares to 25,000,000 common shares. The no par value was changed to $0.001 per share.

On April 24, 2000, the Company's shareholders approved a forward split of its common stock at one hundred shares for one share of the existing shares. The number of common stock shares outstanding increased from 21,000 to 31,500,000. Prior period information has been restated to reflect the stock split

On August 31, 2005,  the officers and directors of the Company  surrendered  for
cancellation   1,450,000   shares  of  common  stock,   leaving  650,000  shares
outstanding.

Subsequent to the cancellation of the common stock of the officers and directors, the Company issued a stock dividend of 14 shares for each share outstanding on September 6, 2005. This resulted in common stock outstanding of 9,750,000 after the stock dividend.

All prior year information has been adjusted to reflect the stock dividend.

The Company has not authorized any preferred stock.

                           BLACKFOOT ENTERPRISES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
                    SEPTEMBER 30, 2005, AND DECEMBER 31, 2004


NOTE 2.  STOCKHOLDERS' EQUITY (CONTINUED)

NET LOSS PER COMMON SHARE

Net loss per share is calculated in accordance with SFAS No. 128, "EARNINGS PER SHARE." The weighted-average number of common shares outstanding during each period is used to compute basic loss per share. Diluted loss per share is computed using the weighted averaged number of shares and dilutive potential common shares outstanding. Dilutive potential common shares are additional common shares assumed to be exercised.

Basic net loss per common share is based on the weighted average number of shares of common stock outstanding of 24,407,609 and 29,109,890 for the three and nine months ended September 30, 2005, respectively, and 31,500,000 during 2004. As of September 30, 2005, December 31, 2004, and since inception, the Company had no dilutive potential common shares.

NOTE 3.  INCOME TAXES

We did not provide any current or deferred U.S. federal income tax provision or benefit for any of the periods presented because we have experienced operating losses since inception. We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carryforwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carryforward period.

The components of the Company's deferred tax asset as of September 30, 2005 and December 31, 2004 is as follows:

                                            SEPT. 30, 2005     DEC. 31, 2004
                                            --------------     --------------
     Net operating loss carryforward        $      16,395      $      14,781
     Valuation allowance                          (16,395)           (14,781)
                                            --------------     --------------
     Net deferred tax asset                 $           0      $           0
                                            ==============     ==============

A reconciliation of income taxes computed at the statutory rate to the income tax amount recorded is as follows:

                                            SEPT. 30, 2005     DEC. 31, 2004    SINCE INCEPTION
                                            --------------     -------------    ---------------
     Tax at statutory rate (35%)            $       1,614      $      2,556     $       16,395
     Increase in valuation allowance               (1,614)           (2,556)           (16,395)
                                            --------------     -------------    ---------------
     Net deferred tax asset                 $           0      $          0     $            0
                                            ==============      ============    ===============


The net federal operating loss carry forward will expire between 2016 and 2025. This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

                           BLACKFOOT ENTERPRISES, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
                    SEPTEMBER 30, 2005, AND DECEMBER 31, 2004


NOTE 4.  RELATED PARTY TRANSACTIONS

The Company neither owns nor leases any real or personal property. The registered agent of the corporation provides office services without charge. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein. The officers and directors for the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interest. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 5.  WARRANTS AND OPTIONS

There are no warrants or options outstanding to acquire any additional shares of common stock of the Company.

NOTE 6.  OFFICERS ADVANCES

The Company has incurred costs while seeking additional capital through a merger with an existing company. An officer of the Company has advanced funds on behalf of the Company to pay for these costs. These funds have been advanced interest free.

                                                                     APPENDIX C


















                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)

                              Financial Statements

                               September 30, 2005

Together With Report of Independent Registered Certified Public Accounting Firm

                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)


                                    CONTENTS

                                                                          PAGE

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                                   C-3

FINANCIAL STATEMENTS AT DECEMBER 31, 2003 AND 2004 (AUDITED)
   AND SEPTEMBER 30, 2005 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 2004 (AUDITED) AND THE PERIOD FROM INCEPTION (OCTOBER 17, 2003) THROUGH DECEMBER 31, 2003 (AUDITED)
   AND THE NINE MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED) AND 2004 (UNAUDITED) AND THE PERIOD FROM INCEPTION
  (OCTOBER 17, 2003) TO SEPTEMBER 30, 2005 (UNAUDITED)

         Balance Sheets                                                    C-4

         Statements of Operations                                          C-5

         Statements of Shareholders' Deficit                               C-6

         Statements of Cash Flows                                          C-7

         Notes to Financial Statements                                C-8 - C-14

                        REPORT OF INDEPENDENT REGISTERED
                        CERTIFIED PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Shareholders of Tower Tech Systems, Inc.


We have audited the accompanying balance sheets of Tower Tech Systems, Inc. (a development stage company) as of December 31, 2004 and 2003, and the related statements of operations, shareholders' deficit and cash flows for the period from October 17, 2003 (inception) to December 31, 2003, the year ended December 31, 2004, and the period from October 17, 2003 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tower Tech Systems, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the period from October 17, 2003 (inception) to December 31, 2003, the year ended December 31, 2004, and the period from October 17, 2003 (inception) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2, the Company has incurred a net loss of $752,699 during the year ended December 31, 2004, and as of December 31, 2004 has a shareholders' deficit of $510,222. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this matter.






Plymouth, Minnesota
December 9, 2005

                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)

                                 Balance Sheets

                                                                                            September 30,
                                                          December 31,     December 31,         2005
       ASSETS                                                2003              2004          (Unaudited)
       ------                                             ------------     ------------     -------------
CURRENT ASSETS
   Cash                                                   $         -      $         -      $      55,500
   Accounts receivable                                              -                -            220,435
   Inventories                                                      -          332,387            251,303
   Other current assets                                             -                -             15,557
                                                          ------------     ------------     --------------

Total current assets                                                -          332,387            542,795
                                                          ------------     ------------

PROPERTY AND EQUIPMENT
   Machinery and equipment                                          -        1,622,399          2,444,880
   Office equipment                                                 -           16,125             30,384
   Leasehold improvements                                           -          190,609            315,589
                                                           -----------     ------------     --------------
                                                                    -        1,829,133          2,790,853
   Less accumulated depreciation                                    -           65,501            234,291
                                                          ------------     ------------     --------------

Net property and equipment                                          -        1,763,632          2,556,562
                                                          ------------     ------------     --------------
OTHER ASSET
   Bond issuance fees                                               -         9,200                16,731
                                                          ------------     ------------     --------------

                                                          $         -      $ 2,105,219      $   3,116,088
                                                          ============     ============     ==============

       LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
   Bank overdraft                                         $         -      $     5,775      $           -
   Current maturities of long-term debt                             -                -             97,079
   Notes payable                                                    -          346,000          1,461,000
   Notes payable - related party                                    -        1,633,700            985,900
   Accounts payable                                                 -          303,186            953,412
   Accrued liabilities                                              -           52,200            565,504
   Customer deposits                                                -          274,580            228,578
                                                          ------------     ------------     --------------

Total current liabilities                                           -        2,615,441          4,291,473
                                                          ------------     ------------     --------------

Long-term debt less current maturities                              -                -          1,216,921
                                                          ------------     ------------     --------------
Commitments and contingencies

SHAREHOLDERS' DEFICIT
  Common stock, no par value:
     Authorized, 9,000 shares
     Issued and outstanding, 500 shares                             -          242,477            398,477
  Deficit accumulated in the development stage                      -         (752,699)        (2,790,783)
                                                          ------------     ------------     --------------

Total shareholders' deficit                                         -         (510,222)        (2,392,306)
                                                          ------------     ------------     --------------

                                                          $         -      $ 2,105,219      $   3,116,088
                                                          ============     ============     ==============

The accompanying notes are an integral part of the financial statements.

                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)

                            Statements of Operations

                                                                                                              Cumulative
                                                                                                                 from
                                                                                                             October 17,
                                              October 17,                     Nine Months    Nine Months         2003
                                                 2003                            ended          ended       (Inception) to
                                            (Inception) to    Year ended     September 30,   September 30,   September 30,
                                             December 31,    December 31,         2004            2005            2005
                                                 2003            2004         (Unaudited)    (Unaudited)     (Unaudited)
                                                 ----            ----         -----------    -----------     -----------
Net sales                                   $           -   $          -     $          -    $  1,144,353   $    1,144,353

Cost of sales                                           -              -                -       2,573,793        2,573,793
                                            --------------  -------------    -------------   -------------  ---------------

Gross income (loss)                                     -              -       (1,429,440)     (1,429,440)
                                            --------------  -------------    -------------   -------------  ---------------

Product development                                     -        176,431            1,458          34,780          211,211

Selling, general and
  administrative expenses                               -        520,731          286,220         445,309          966,040
                                            --------------  -------------    -------------   -------------  ---------------

Total operating expenses                                -        697,162          287,678         480,089        1,177,251
                                            --------------  -------------    -------------   -------------  ---------------

Loss from operations                                    -       (697,162)        (287,678)     (1,909,529)      (2,606,691)
                                            --------------  -------------    -------------   -------------  ---------------
OTHER INCOME (EXPENSE)
   Miscellaneous expense, net                           -         (3,337)               -               -           (3,337)
   Interest expense                                     -        (52,200)         (27,855)       (143,659)        (195,859)
   Other income                                         -              -                -          15,104           15,104
                                            --------------  -------------    -------------   -------------  ---------------

Other expense, net                                      -        (55,537)         (27,855)       (128,555)        (184,092)
                                            --------------  -------------    -------------   -------------  ---------------

Net                                         $           -   $   (752,699)    $   (315,533)   $ (2,038,084)  $   (2,790,783)
                                            ==============  =============    =============   =============  ===============
loss

Loss per share                              $           -    $    (1,955)    $       (909)   $     (4,076)  $       (7,174)
                                            ==============  =============    =============   =============  ===============
Weighted average shares
outstanding:
   Basic and diluted                                    -            385              347             500              389
                                            ==============  =============    =============   =============  ===============



These accompanying notes are an integral part of the financial statements.

                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)

                       Statements of Shareholders' Deficit


                                                                   Common Stock               Deficit
                                                          -------------------------------   Accumulated
                                                               Shares                         in the
                                                             Issued and                     Development
                                                            Outstanding       Amount           Stage          Total
                                                            -----------       ------           -----          -----
Balance, October 17, 2003                                            -     $         -     $          -    $          -

   Sale of common stock                                              -               -                -               -
   Contributed capital                                               -               -                                -
   Distributions to shareholders                                     -               -                -               -
   Net loss                                                          -               -                -               -
                                                          -------------    ------------    -------------   -------------

Balance, December 31, 2003                                           -               -                -               -

   Sale of common stock                                            500          40,000                -          40,000
   Contributed capital                                               -         227,925                -         227,925
   Distributions to shareholders                                     -         (25,448)               -         (25,448)
   Net loss                                                          -               -         (752,699)       (752,699)
                                                          -------------    ------------    -------------   -------------

Balance, December 31, 2004                                         500         242,477         (752,699)       (510,222)

   Sale of common stock                                              -               -                -               -
   Contributed capital                                               -         156,000                -         156,000
   Distributions to shareholders                                     -               -                -               -
   Net loss                                                          -               -       (2,038,084)     (2,038,084)
                                                          -------------    ------------    -------------   -------------

Balance, September 30, 2005                                        500     $   398,477     $ (2,790,783)   $ (2,392,306)
                                                          =============    ============    =============   =============





The accompanying notes are an integral part of the financial statements.

                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)

                            Statements of Cash Flows

                                                                                                               Cumulative
                                                                                                                  from
                                                                                                              October 17,
                                              October 17,                     Nine Months    Nine Months          2003
                                                 2003                            ended          ended        (Inception) to
                                            (Inception) to    Year ended     September 30,   September 30,    September 30,
                                             December 31,    December 31,         2004            2005             2005
                                                 2003            2004         (Unaudited)    (Unaudited)      (Unaudited)
                                                 ----            ----         -----------    -----------     --------------
Operating activities
   Net loss                                 $           -   $   (752,699)    $   (315,533)   $ (2,038,084)   $  (2,790,783)
   Adjustments to reconcile net loss to
     net cash used for operating
   activities:
        Depreciation                                    -         65,501           49,126         168,790          234,291
        Contributed facilities by
        shareholders                                    -        227,925          151,950               -          227,925
        Contributed salaries by
        shareholders                                    -              -                -         156,000          156,000
        Decrease (increase) in:
         Accounts receivable                            -              -                -        (220,435)        (220,435)
         Inventories                                    -       (332,387)          (3,175)         81,084         (251,303)
         Other current assets                           -              -                -         (15,557)         (15,557)
        Increase (decrease) in:
         Bank overdraft                                 -          5,775                -          (5,775)               -
         Accounts payable                               -        303,186                -         650,226          953,412
         Accrued liabilities                            -         52,200           27,855         513,304          565,504
         Customer deposits                              -        274,580           99,847         (46,002)         228,578
                                            --------------  -------------    -------------   -------------   --------------

Net cash provided by (used for)
  operating activities                                  -       (155,919)          10,070        (756,449)        (912,368)
                                            --------------  -------------    -------------   -------------   --------------

INVESTING ACTIVITIES
   Purchases of property and
   equipment                                            -     (1,510,133)      (1,098,609)       (961,720)      (2,471,853)
   Payment for bond issuance fees                       -         (9,200)          (5,000)         (7,531)         (16,731)
                                            --------------  -------------    -------------   -------------   --------------

Net cash used for investing activities                  -     (1,519,333)      (1,103,609)       (969,251)      (2,488,584)
                                            --------------  -------------    -------------   -------------   --------------

FINANCING ACTIVITIES
   Increase in notes payable, net                       -      1,660,700        1,071,900         767,200        2,427,900
   Proceeds from debt issuance                          -              -                -       1,434,000        1,434,000
   Retirement of long-term debt                                                         -        (420,000)        (420,000)
   Proceeds from sale of common
   stock                                                -         40,000           40,000               -           40,000
   Distributions to shareholders                        -        (25,448)          (9,161)              -          (25,448)
                                            --------------  -------------    -------------   -------------   --------------

Net cash provided by financing activities               -      1,675,252        1,102,739       1,781,200        3,456,452
                                            --------------  -------------    -------------   -------------   --------------

CASH
   Net increase                                         -              -            9,200          55,500           55,500
   Beginning of period                                  -              -                -               -                -
                                            --------------  -------------    -------------   -------------   --------------

   End of period                            $           -   $          -     $      9,200    $     55,500    $      55,500
                                            ==============  =============    =============   =============   ==============

SUPPLEMENTAL CASH FLOW INFORMATION
   Cash paid for interest                   $           -   $          -     $          -    $     74,435    $      74,435

NON-CASH OPERATING AND FINANCING
ACTIVITY
   Debt incurred for the purchase of
   property
     and equipment                          $           -   $    319,000     $    251,000    $          -    $     319,000


The accompanying notes are an integral part of the financial statements.

                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
                           December 31, 2003 and 2004
                (Information pertaining to the Nine Months ended
                    September 30, 2005 and 2004 is Unaudited)


NOTE 1 - Nature of business and significant accounting policies

A.       NATURE OF BUSINESS

         Tower Tech Systems, Inc. is an engineer and manufacturer of wind turbine extension towers. The Company was incorporated on October 17, 2003 and is located in Manitowoc, Wisconsin.

B.       USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

C.       INVENTORIES

         Inventories are stated at the lower of cost, determined on the first-in, first-out (FIFO) basis, or market.

D.       PROPERTY, EQUIPMENT AND DEPRECIATION

         Property and equipment are stated at cost. Expenditures for additions and improvements are capitalized while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are expensed currently as incurred. Properties sold or otherwise disposed of are removed from the property accounts, with gains or losses on disposal credited or charged to operations.

         Depreciation, for financial reporting purposes, is provided over the estimated useful lives of the respective assets, which range from 5 to 15 years, using the straight-line method. For income tax purposes, accelerated depreciation methods are used.

E.       OTHER ASSET AND AMORTIZATION

         Bond issuance fees are recorded at cost and will be amortized on a straight-line basis over the life of the bond.

F.       INCOME TAXES

         The Company has elected to be taxed as an S corporation under the provisions of the Internal Revenue Code and Wisconsin Statutes. Under those provisions, the Company does not pay federal and state corporate income taxes on its taxable income. Instead, the shareholders are liable for individual federal and Wisconsin income taxes on the Company's taxable income. The Company periodically makes distributions to the shareholders for income taxes.

                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
                           December 31, 2003 and 2004
                (Information pertaining to the Nine Months ended
                    September 30, 2005 and 2004 is Unaudited)


NOTE 1 - Nature of business and significant accounting policies, continued

G.       ADVERTISING COSTS

         Advertising costs are expensed as incurred. Advertising costs amounted to $4,707 for the year ended December 31, 2004 and $1,893 for the nine months ended September 30, 2005.

H.       REVENUE RECOGNITION

         The Company recognizes revenue when persuasive evidence of an arrangement exists, transfer of title has occurred or services have been rendered, the selling price is fixed or determinable and collectibility is reasonably assured. Customer deposits and other receipts are generally deferred and recognized when earned.

         Revenue is recognized on a contract by contract basis. Depending on the terms of the contract, revenue may be earned via building of tower sections, building of complete towers, or modification to existing towers or sections.

I.       RESEARCH AND DEVELOPMENT

         Research and development costs are expensed as incurred. Assets that are acquired for research and development activities and have alternative future uses in addition to a current use are included in equipment and depreciated over the assets' estimated useful lives. Research and development costs consist primarily of contract engineering costs for outsourced design or development, equipment and material costs relating to all design and prototype development activities.

J.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The respective carrying value of certain on-balance sheet financial instruments approximates their fair values. These financial instruments include cash, accounts payable and accrued liabilities, indebtedness to related parties and notes payable. Fair values were assumed to approximate cost or carrying values as most of the debt was incurred recently and the assets were acquired within one year. Management is of the opinion that the Company is not exposed to significant interest, credit or currency risks arising from these financial instruments.

                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
                           December 31, 2003 and 2004
                (Information pertaining to the Nine Months ended
                    September 30, 2005 and 2004 is Unaudited)


NOTE 1 - Nature of business and significant accounting policies, continued

K.       EFFECT OF NEW ACCOUNTING STANDARD

         In November 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 151, INVENTORY COSTS
         (SFAS No. 151), which amends the guidance in ARB No. 43, Chapter 4, INVENTORY PRICING to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material. SFAS No. 151 requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, SFAS No. 151 requires that the allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The Company is currently evaluating the provisions of SFAS No. 151 and will adopt it on January 1, 2006 as required. The Company does not expect that the adoption of SFAS No. 151 will have an impact on its future fiscal year results.

NOTE 2 - Going concern

The Company incurred significant operating losses during its periods of operations. At December 31, 2004 and September 30, 2005, the Company reports a negative working capital position and has a shareholders' deficit. Furthermore, the Company is highly leveraged with debt. It is management's opinion that these facts raise substantial doubts about the Company's ability to continue as a going concern without additional debt or equity financing.

In order to meet its working capital needs through December 31, 2005, the Company plans to raise additional funds through the issuance of additional shares of common stock and debt through private placements. The Company shipped its first tower and received payment in February 2005. Also in 2005, the Company entered a production supply contract with an international energy company which has, as of September 30, 2005, ordered 22 complete towers.

NOTE 3 - Development stage operations

The Company was incorporated on October 17, 2003 and was inactive during 2003. Five hundred shares of no par value common stock were sold for $40,000 in 2004. Development of the manufacturing process began in July 2004 after the acquisition and installation of necessary manufacturing equipment. Operations prior to that time were devoted primarily to securing orders and purchasing capital assets. In February 2005, the first wind turbine extension tower was delivered, and 17 additional tower sections were shipped during the first nine months of 2005.

NOTE 4 - Inventories

Inventories consist of work-in-process of $332,387 at December 31, 2004 and $251,303 at September 30, 2005.

                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
                           December 31, 2003 and 2004
                (Information pertaining to the Nine Months ended
                    September 30, 2005 and 2004 is Unaudited)

NOTE 5 - Notes payable

Notes payable at December 31, 2004 and September 30, 2005 consist of the following:

                                                                              December 31,      September 30,
                                                                                  2004              2005
                                                                                  ----              ----
RELATED PARTY
    5% note, due on demand, unsecured                                       $            -     $       50,000
    5% note, due on demand, unsecured                                                    -             65,000

SHAREHOLDERS
    Prime plus 1.5% (8.25% at September 30, 2005) notes,
      due on demand, unsecured                                                   1,633,700            870,900
                                                                            --------------     --------------

Total related party notes                                                        1,633,700            985,900
                                                                            --------------     --------------
UNRELATED PARTY
    7% note, due on demand, unsecured                                              346,000            346,000

ASSOCIATED BANK
    Prime plus 1% (7.75% at September 30, 2005) line of credit, due January 15, 2006, secured by substantially
      all assets of the Company                                                          -             90,000

    Prime plus 2.5% (9.25% at September 30, 2005) note,
      due October 20, 2005, secured by substantially
      all assets of the Company (note in default - Note 10)                              -            250,000

FIRST NATIONAL BANK
    Prime plus 1% (7.75% at September 30, 2005) note,
      due December 7, 2005, secured by substantially
      all assets of the Company (note in default - Note 10)                              -            100,000

INVESTORS COMMUNITY BANK
    6.75% note, due January 13, 2006, secured by substantially
      all assets of the Company                                                          -            200,000

    6.75% note, due November 13, 2005, secured by substantially
      all assets of the Company (note in default - Note 10)                              -            275,000

    6.75% note, due March 13, 2006, secured by substantially
      all assets of the Company                                                          -            200,000
                                                                            --------------     --------------

Total unrelated party notes                                                        346,000          1,461,000
                                                                            --------------     --------------

Total notes payable                                                         $    1,979,700     $    2,446,900
                                                                            ==============     ==============

                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
                           December 31, 2003 and 2004
                (Information pertaining to the Nine Months ended
                    September 30, 2005 and 2004 is Unaudited)

NOTE 6 - Long-term debt

                                                                           December 31,     September 30,
                                                                              2004               2005
                                                                              ----               ----
SHAREHOLDER
    Prime rate note (6.75% at September 30, 2005), due in one
     lump sum on April 21, 2007, secured by substantially
     all assets of the Company                                             $         -      $     300,000

ASSOCIATED BANK
    Prime plus .5% (7.25% at September 30, 2005) note, due in
     monthly installments of principal and interest of $8,710,
     due September 15, 2012, secured by substantially
     all assets of the Company                                                       -            580,000

WISCONSIN BUSINESS DEVELOPMENT FINANCE CORPORATION
    6.796% note, due in monthly installments of principal and
      interest of $4,982, due September 1, 2015, secured by
      substantially all assets of the Company                                        -            434,000
                                                                           ------------     -------------

Total long-term debt                                                                 -          1,314,000
Less current maturities                                                              -             97,079
                                                                           ------------     -------------

Long-term debt, less current maturities                                    $         -      $   1,216,921
                                                                           ============     =============

NOTE 7 - Operating lease

On January 1, 2005, the Company entered into an agreement to lease its facilities from City Centre, LLC, a corporation controlled by one of the Company's shareholders under an operating lease. The lease calls for monthly rent of $33,320 and expires on December 31, 2009. The lease also grants the Company five options to renew the lease for an additional five years beginning at the end of the lease period just ended. In addition, the lease includes contingent payments based on whether the level of production exceeds certain amounts of wind turbine extension towers.

Following is a schedule by years of future minimum rental payments required under the lease as of December 31, 2004:

          Year ending
         December 31,
         ------------

             2005                        $       344,000
             2006                                400,000
             2007                                400,000
             2008                                400,000
             2009                                400,000
                                         ---------------

        Total minimum required payments  $     1,944,000
                                         ===============

                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
                           December 31, 2003 and 2004
                (Information pertaining to the Nine Months ended
                    September 30, 2005 and 2004 is Unaudited)

NOTE 7 - Operating lease, continued

Rent expense related to this lease for the nine months ended September 30, 2005 was $243,915.

Prior to entering a formal lease agreement with City Centre, LLC, on January 1, 2005, the Company was not obligated to pay for the use of the property it had occupied. As a result, the Company determined the fair value of the rent to be $227,925 and recorded the receipt of the free rent as contributed capital. Rent expense for the year ended December 31, 2004 was $227,925.

NOTE 8 - Related party transactions

The Company subcontracts a portion of its labor from RBA, Inc., a corporation controlled by one of the Company's shareholders. The Company's payments to RBA, Inc. for the year ended December 31, 2004 were $378,811 for contracted labor, equipment set up, and general maintenance. $71,579 was owed to RBA, Inc. and included in accounts payable. For the nine months ended September 30, 2005, the Company incurred additional charges to RBA, Inc. totaling $247,135 and $228,622 were included in accounts payable.

Interest expense of $36,100 was owed to the shareholders and related parties at December 31, 2004 and included in accrued liabilities (see Note 5). For the nine months ended September 30, 2005, interest expense to related parties totaled $72,596. Amounts still outstanding at September 30, 2005 and included in accrued liabilities totaled $75,649.

During the nine months ended September 30, 2005, the Company's shareholders provided managerial services to the Company without charge. The Company determined the fair value of these services to be $156,000. This amount was recorded as selling, general and administrative expense and contributed capital.

NOTE 9 - Contingencies

The Company is subject to legal proceedings in the normal course of business. Management believes these proceedings will not have a material adverse effect on the financial statements.

                            TOWER TECH SYSTEMS, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
                           December 31, 2003 and 2004
                (Information pertaining to the Nine Months ended
                    September 30, 2005 and 2004 is Unaudited)

NOTE 10 - Subsequent events

October 2005:
   o The Company entered into a Letter of Intent with Blackfoot Enterprises, Inc. (Blackfoot) which would effect a merger of the companies through a Share Exchange Agreement. Under the terms and conditions specified, Tower Tech Systems, Inc. (TTSI) would become the surviving corporate entity, and the TTSI shareholders would control approximately 71% of the outstanding shares.
   o In exchange for consulting services, the board of directors authorized an additional fifty shares of no par value common stock to be issued in conjunction with the merger.
   o The Company incurred additional bank debt totaling $895,000 as bridge financing pending funding under the Convertible Debenture.

November 2005:
   o     The Share Exchange Agreement between TTSI and Blackfoot is finalized.
   o The Company executed and issued a Convertible Debenture in exchange for $6,000,000. The debenture was contingent on completion of the transaction between Blackfoot and the Company as set forth in the Letter of Intent. Simultaneously, the Company executed an Investor Registration Rights Agreement. The debenture funds are to be used to pay off all short-term financing, including the notes that were in default as of September 30, 2005, and through the date of these financial statements.
   o The Company entered into a two year Investment Banking Agreement with Legacy Trading, Inc. to provide business advice, market guidance, and brokering services.

December 2005:
   o The Company merged with Blackfoot (a Nevada corporation) for the purpose of publicly trading its stock on the NASDAQ stock exchange. At the time of the merger, Blackfoot (formally traded under the symbol
         BLFT) changed its name to Tower Tech Systems, Inc.

                                                                     APPENDIX D
                           BLACKFOOT ENTERPRISES, INC.
             AND WHOLLY OWNED SUBSIDIARY (TOWER TECH SYSTEMS, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 2005

                                                          Blackfoot        Tower Tech
                                                      Enterprises, Inc.   Systems, Inc.    Eliminations        Combined

                                                     -----------------------------------------------------------------------
                                                         (unaudited)        (unaudited)     (unaudited)        (unaudited)
ASSETS

CURRENT ASSETS

  Cash                                               $            -       $      55,500    $          -      $        55,500
  Accounts receivable                                             -             220,435               -              220,435
  Inventories                                                     -             251,303               -              251,303
  Other current assets                                            -              15,557               -               15,557
                                                     ---------------      --------------   -------------     ----------------
Total current assets                                              -             542,795               -              542,795
                                                     ---------------      --------------   -------------     ----------------
Property and equipment
  Machinery and equipment                                         -           2,444,880               -            2,444,880
  Office equipment                                                -              30,384               -               30,384
  Leasehold improvements                                          -             315,589               -              315,589
                                                     ---------------      --------------   -------------     ----------------
                                                                  -           2,790,853               -            2,790,853
  Less accumulated depreciated                                    -             234,291               -              234,291
                                                     ---------------      --------------   -------------     ----------------
Net property and equipment                                        -           2,556,562               -            2,556,562
                                                     ---------------      --------------   -------------     ----------------
Other asset
  Bond issuance fees                                              -              16,731               -               16,731
                                                     ---------------      --------------   -------------     ----------------
                                                     $            -       $   3,116,088    $          -      $     3,116,088
                                                     ===============      ==============   =============     ================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Curent maturities of long-term debt                $            -       $      97,079    $          -      $        97,079
  Notes payable                                                   -           1,461,000               -            1,461,000
  Notes payable - related party                                   -             985,900               -              985,900
  Accounts payable                                                -             953,412               -              953,412
  Accured liabilities                                             -             565,504               -              565,504
  Customer deposits                                               -             228,578               -              228,578
  Officers advances                                          44,742                   -               -               44,742
                                                     ---------------      --------------   -------------     ----------------
Total current liabilities                                    44,742           4,291,473               -            4,336,215
                                                     ---------------      --------------   -------------     ----------------
Long-term debt less current maturities                            -           1,216,921               -            1,216,921
                                                     ---------------      --------------   -------------     ----------------
Commitments and contingencies

STOCKHOLDERS' DEFICIT

Common stock: $.001 par value;
authorized 25,000,000 shares;
issued and outstanding:
9,750,000 shares at September 30, 2005
31,500,000 shares at December 31, 2004                        9,750                   -          25,250               35,000

Additional Paid In Capital                                   (7,650)                  -         326,385              318,735

Common stock, no par value:
Authorized, 9,000 shares
Issued and outstanding, 500 shares                                              398,477        (398,477)                   -
Deficit accumulated in the development stage                (46,842)         (2,790,783)         46,842           (2,790,783)
                                                     ---------------      --------------   -------------     ----------------
Total stockholders' deficit                                 (44,742)         (2,392,306)              -           (2,437,048)
                                                     ---------------      --------------   -------------     ----------------
                                                     $                    $    3,116,088   $          -      $     3,116,088
                                                     ===============      ==============   =============     ================

                           BLACKFOOT ENTERPRISES, INC.
             AND WHOLLY OWNED SUBSIDIARY (TOWER TECH SYSTEMS, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005



                                          Blackfoot          Tower Tech
                                      Enterprises, Inc.    Systems, Inc.      Eliminations         Combined

                                         (unaudited)         (unaudited)       (unaudited)        (unaudited)
                                     -------------------------------------------------------------------------

    Revenues                         $              -      $    1,144,353    $           -      $    1,144,353

    Cost of revenue                                 -           2,573,793                -           2,573,793
                                     -----------------     ---------------   --------------     ---------------

    Gross profit                                    -          (1,429,440)               -          (1,429,440)
                                     -----------------     ---------------   --------------     ---------------

    Product development                             -              34,780                -              34,780

    General, selling and
    administrative expenses                     4,612             445,309                -             449,921
                                     -----------------     ---------------   --------------     ---------------

    Total operating expenses                    4,612             480,089                -             484,701
                                     -----------------     ---------------   --------------     ---------------

    Loss from operations                       (4,612)         (1,909,529)               -          (1,914,141)
                                     -----------------     ---------------   --------------     ---------------

Other income (expense)
    Interest expense                                -            (143,659)               -            (143,659)
    Other income                                    -              15,104                -              15,104
                                     -----------------     ---------------   --------------     ---------------

    Other expense, net                              -            (128,555)               -            (128,555)
                                     -----------------     ---------------   --------------     ---------------

    Net loss                         $         (4,612)     $   (2,038,084)  $            -      $   (2,042,696)
                                     =================     ===============  ===============     ===============

    Loss per share                   $              -      $       (4,076)
                                     =================     ===============

    Weighted average shares
       outstanding:
       Basic and diluted                   29,109,890                 500
                                     =================     ===============

                           BLACKFOOT ENTERPRISES, INC.
             AND WHOLLY OWNED SUBSIDIARY (TOWER TECH SYSTEMS, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                          Blackfoot          Tower Tech
                                      Enterprises, Inc.    Systems, Inc.      Eliminations         Combined

                                         (unaudited)          (audited)        (unaudited)        (unaudited)
                                     -------------------------------------------------------------------------
    Revenues                         $              -      $            -    $           -      $            -

    Cost of revenue                                 -                   -                -                   -
                                     -----------------     ---------------   --------------     ---------------

    Gross profit                                    -                   -                -                   -
                                     -----------------     ---------------   --------------     ---------------

    Product development                             -             176,431                -             176,431

    General, selling and
    administrative expenses                     7,303             520,731                -             528,034
                                     -----------------     ---------------   --------------     ---------------

    Total operating expenses                    7,303             697,162                -             704,465
                                     -----------------     ---------------   --------------     ---------------

    Loss from operations                       (7,303)           (697,162)               -            (704,465)
                                     -----------------     ---------------   --------------     ---------------

Other income (expense)
    Miscellaneous expense, net                      -              (3,337)               -              (3,337)
    Interest expense                                -             (52,200)               -             (52,200)
    Other income                                    -                   -                -                   -
                                     -----------------     ---------------   --------------     ---------------

    Other expense, net                              -             (55,537)               -             (55,537)
                                     -----------------     ---------------   --------------     ---------------

    Net loss                         $         (7,303)     $     (752,699)   $           -      $     (760,002)
                                     =================     ===============   ==============     ===============

    Loss per share                   $              -      $       (1,955)
                                     =================     ===============

    Weighted average shares
       outstanding:
       Basic and diluted                    2,100,000                 385
                                     =================     ===============

